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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



             August 7, 1995                                   0-16132
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 Date of Report (Date of earliest event reported)      Commission File Number



                              CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)



                  Delaware                                   22-2711928
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(State or other jurisdiction of incorporation or           (I.R.S. Employer
               organization)                            Identification Number)





                              7 Powder Horn Drive
                            Warren, New Jersey 07059
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              (Address of Principal Executive Offices) (Zip Code)


                                 (908) 271-1001
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              (Registrant's telephone number, including area code)


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Item 5.           Other Events.

                  On August 7, 1995, Celgene Corporation (the "Company") issued a press release announcing that it had completed a $12 million private placement of convertible debentures. The press release is filed as Exhibit 1 hereto and is hereby incorporated by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  not applicable

        (b)  not applicable

        (c)  Exhibits

        (99) Press Release, dated August 7, 1995.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 1995                       CELGENE CORPORATION



                                            By:   /s/ Richard G. Wright
                                                -------------------------------
                                            Name:   Richard G. Wright
                                            Title:  Chairman of the Board and
                                                       Chief Executive Officer

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                                 EXHIBIT INDEX

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  Exhibit                   Description                                Page
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   (99)       Press Release, dated August 7, 1995.                       5
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